EXHIBIT 3.3

                                    RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                           MIDAMERICAN ENERGY COMPANY


TO THE SECRETARY OF STATE
OF THE STATE OF IOWA:


     Pursuant  to the  provisions  of  Section  409.1007  of the  Iowa  Business
Corporation Act, the undersigned corporation hereby adopts the following Restated Articles of Incorporation ("Articles of Incorporation"):


                                    ARTICLE I

     The name of the corporation is "MidAmerican Energy Company" (hereinafter sometimes called the "Corporation") and its registered office shall be located at 666 Grand Avenue, Des Moines, Iowa 50306 with the right to establish and maintain branch offices at such other points within and without the State of Iowa as the Board of Directors of the Corporation may, from time to time, determine. The name of the Corporation's registered agent at such registered office is Paul J. Leighton, Vice President and Corporate Secretary.


                                   ARTICLE II

     The nature of the business or purposes to be conducted or promoted is to engage in any or all lawful act or activity for which a corporation may be incorporated under the Iowa Business Corporation Act.


                                   ARTICLE III

     A. The aggregate number of shares which the Corporation shall have authority to issue is 350,000,000 shares of Common Stock, no par value ("Common Stock"), and 100,000,000 shares of Preferred Stock, no par value ("Preferred Stock").

     B. The shares of authorized Common Stock shall be identical in all respects and shall have equal rights and privileges. For all purposes, each registered holder of Common Stock shall, at each meeting of shareholders, be entitled to one vote for each share of Common Stock held, either in person or by proxy duly authorized in writing. Except to the extent required by law or as permitted by these Articles of Incorporation, as amended from time to time, the registered holders of the shares of Common Stock shall have unlimited and exclusive voting rights.

     C. The Board of Directors, at any time or from time to time, may, and is hereby authorized to, issue and dispose of any of the authorized and unissued shares of Common Stock and any treasury shares for such kind and amount of consideration and to such persons, firms or corporations, as may be determined by the Board of Directors, subject to any provisions of law then applicable. The holders of Common Stock shall have no preemptive rights to acquire or subscribe to any shares, or securities convertible into shares, of Common Stock.

     D. The Board of Directors, at any time or from time to time may, and is hereby authorized to, divide the authorized and unissued shares of Preferred Stock into one or more classes or series and in connection with the creation of any class or series to determine, in whole or in part, to the full extent now or hereafter permitted by law, by adopting one or more articles of amendment to the Articles of Incorporation providing for the creation thereof, the designation, preferences, limitations and relative rights of such class or series, which may provide for special, conditional or limited voting rights, or no rights to vote at all, and to issue and dispose of any of such shares and any treasury shares for such kind and amount of consideration and to such persons, firms or corporations, as may be determined by the Board of Directors, subject to any provisions of law then applicable.

     E. The Board of Directors, at any time or from time to time may, and is hereby authorized to, create and issue, whether or not in connection with the issuance and sale of any shares of Common Stock, Preferred Stock or other securities of the Corporation, warrants, rights and/or options entitling the holders thereof to purchase from the Corporation any shares of Common Stock, Preferred Stock or other securities of the Corporation. Such warrants, rights or options shall be evidenced by such instrument or instruments as shall be approved by the Board of Directors of the Corporation. The terms upon which, the time or times (which may be limited or unlimited in duration) at or within which, and the price or prices (which shall be not less than the minimum amount prescribed by law, if any) at which any such shares or other securities may be purchased from the Corporation upon the exercise of any such warrant, right or option shall be fixed and stated in the resolution or resolutions of the Board of Directors providing for the creation and issuance of such warrants, rights or options. The Board of Directors is hereby authorized to create and issue any such warrants, rights or options from time to time for such consideration, if any, and to such persons, firms or corporations, as the Board of Directors may determine.

     F. The Corporation may authorize the issuance of some or all of the shares of any or all of the classes of its capital stock without certificates.

     G. The Corporation shall not be required to issue certificates representing any fraction or fractions of a share of stock of any class but may issue in lieu thereof one or more non-dividend bearing and non-voting scrip certificates in such form or forms as shall be approved by the Board of Directors, each scrip certificate representing a fractional interest in one share of stock of any class. Such scrip certificates upon presentation together with similar scrip certificates representing in the aggregate an interest in one or more full shares of stock of any class shall entitle the holders thereof to receive one or more full shares of stock of such class. Such scrip certificates may contain such terms and conditions as shall be fixed by the Board of Directors and may become void and of no effect after a period to be determined by the Board of Directors and to be specified in such scrip certificates.

     H. The Corporation shall be entitled to treat the person in whose name any share of Common Stock or Preferred Stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any person, whether or not the Corporation shall have notice thereof except as may be expressly provided otherwise by the laws of the State of Iowa.


                                   ARTICLE IV

     The term of corporate existence of the Corporation shall be perpetual.


                                    ARTICLE V

     A. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors. The number of directors of the Corporation shall be fixed by the Bylaws but shall be no less than ten (10) and no greater than twenty-two (22), and such number may be increased or decreased from time to time in accordance with the Bylaws, but no decrease shall have the effect of shortening the term of any incumbent director. Directors shall be elected by the shareholders at each annual meeting of the Corporation as specified herein and in the Bylaws. Directors need not be shareholders.

     B. Each director shall serve until his or her successor is elected and qualified or until his or her prior death, retirement, resignation or removal. Should a vacancy occur or be created, whether arising through death, resignation or removal of a director or through an increase in the number of directors, such vacancy shall be filled solely by a majority vote of the remaining directors though less than a quorum of the Board of Directors. A director so elected to fill a vacancy shall serve for the remainder of the then present term of office of the Board of Directors.

     C. Any director or the entire Board of Directors may be removed for cause as set forth in this paragraph C. Removal of a director for cause must be approved by the affirmative vote of the holders of shares of capital stock of the Corporation having at least 75% of the votes of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, only at a meeting called for the purpose of removing the director and after notice stating that the purpose, or one of the purposes, of the meeting is removal of the director. Any action for removal of a director must be taken within one year of such cause.

     D. The Board of Directors, by a vote of a majority of the entire Board of Directors, may appoint from the directors an executive committee and such other committees as they may deem judicious; and to such extent as shall be provided in the resolution of the Board of Directors or in the Bylaws, may delegate to such committees all or any of the powers of the Board of Directors which may be lawfully delegated, and such committees shall have and thereupon may exercise all or any of the powers so delegated to them. The Board of Directors or the Bylaws may provide the number of members necessary to constitute a quorum of any committee and the number of affirmative votes necessary for action by any committee.

     E. The Board of Directors shall elect such officers of the Corporation as specified in the Bylaws. All vacancies in the offices of the Corporation shall be filled by the Board of Directors. The Board of Directors shall also have authority to appoint such other managing officers as they may from time to time determine.


                                   ARTICLE VI

     Special meetings of shareholders of the Corporation may be called at any time by the Chairman of the Board of Directors or by the President on at least ten days' notice to each shareholder entitled to vote at the special meeting, by mail at such shareholder's last known post office address, specifying the time, place and purpose or purposes of the special meeting.


                                   ARTICLE VII

     The private property of the shareholders of the Corporation shall be exempt from all corporate debts.


                                  ARTICLE VIII

     A. In addition to any affirmative vote required by law or under any other provision of these Articles of Incorporation:

          (i) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with or into any Other Entity (as hereinafter defined); or

          (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to or with any Other Entity of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of $25,000,000 or more; or

          (iii) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of related transactions) of any securities of the Corporation or any Subsidiary to any Other Entity in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $25,000,000 or more; or

          (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation; or

          (v) any reclassification of securities (including any reverse stock split), recapitalization, reorganization, merger or consolidation of the Corporation with any of its Subsidiaries or any similar transaction (whether or not with or into or otherwise involving any Other Entity) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Other Entity; or

          (vi) any direct or indirect purchase or other acquisition by the Corporation of any equity security (as defined in Rule 3a11-1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on June 30, 1995) of any class from an Interested Securityholder (as hereinafter defined) who has beneficially owned such securities for less than two years prior to the date of such purchase or any agreement in respect thereof, shall require the affirmative vote of the holders of shares of capital stock of the Corporation having at least 75% (excluding, in the case of (i) through (v) above, shares beneficially owned by a 25% Shareholder (as hereinafter defined), and, in the case of (vi) above, shares beneficially owned by such Interested Securityholder) of the votes of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, considered for the purpose of this Article VIII as one class ("Voting Shares"). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage vote may be specified, by law or in any agreement with any national securities exchange or otherwise.

     B. The provisions of paragraph A of this Article VIII shall not be applicable to any particular Business Combination (as hereinafter defined), and such Business Combination shall require only such affirmative vote as is required by law and any other provision of these Articles of Incorporation, if all of the conditions specified in either of the following subparagraphs 1 and 2 shall have been satisfied.

          1. A majority of the Continuing Directors (as hereinafter defined) shall have approved the Business Combination (but only if a majority of the Board of Directors are Continuing Directors); or

          2. All of the following conditions shall have been met:

               a. The ratio of:

                    (i) the aggregate amount of the cash and the Fair Market Value as of the date of consummation of the Business Combination of other consideration to be received per share by holders of a particular class or series of Voting Shares in such Business Combination to

                    (ii) the Fair Market Value per share of such class or series of Voting Shares on the date of the first public announcement of such Business Combination or the date on which any 25% Shareholder became a 25% Shareholder, whichever is higher is at least as great as the ratio (which ratio shall equal the number one in the event that such 25% Shareholder has never beneficially owned any shares of such class or series of Voting Shares) of

                    (x) the highest per share price (including brokerage commissions, transfer taxes and soliciting dealers'
                         fees) which such 25% Shareholder has theretofore paid for any share of such class or series of Voting Shares acquired by it to

                    (y) the Fair Market Value per share of such class or series of Voting Shares on the date of the initial acquisition by such 25% Shareholder of any share of such class or series of Voting Shares;

               b. The aggregate amount of the cash and Fair Market Value as of the date of consummation of the Business Combination of other consideration to be received per share by holders of each class or series of Preferred Stock in such Business Combination is not less than the highest preferential amount per share to which holders of shares of such class or series of Preferred Stock would, respectively, be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, regardless of whether the Business Combination to be consummated constitutes such an event;

               c. The consideration to be received by holders of a particular class or series of Voting Shares in such Business Combination shall be in cash or in the same form and of the same kind as the consideration paid by the 25% Shareholder in acquiring the shares of such class or series of Voting Shares already owned by it;

               d. After such 25% Shareholder has acquired ownership of not less than 25% of the then outstanding Voting Shares (a "25% Interest") and prior to the consummation of such Business Combination:

                    (i) the 25%  Shareholder  shall have  taken  steps to ensure that the Corporation's Board of Directors includes at all times representation by Continuing Director(s) proportionate to the ratio that the Voting Shares which from time to time are owned by persons who are not 25% Shareholders ("Public Holders") bear to all Voting Shares outstanding at such respective times (with a Continuing Director to occupy any resulting fractional board position);

                    (ii) there shall have been no reduction in the rate of distributions ("Dividends") payable on the Common Stock except as may have been approved by a majority vote of the Continuing Directors;

                    (iii) such 25% Shareholder shall not have acquired any newly issued shares of stock, directly or indirectly, from the Corporation (except upon conversion of convertible securities acquired by it prior to obtaining a 25% Interest or as a result of a pro rata stock Dividend or stock split); and

                    (iv) such 25% Shareholder shall not have acquired any additional Voting Shares or securities convertible into or exchangeable for Voting Shares except as a part of the transaction which resulted in such 25% Shareholder acquiring its 25% Interest;

               e. Prior to or upon the consummation of such Business Combination, such 25% Shareholder shall not have (i) received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by the Corporation, or
          (ii) made any major change in the Corporation's business or equity capital structure without the unanimous approval of the entire Board of Directors; and

               f. A proxy statement responsive to the requirements of the Securities Exchange Act of 1934 and the General Rules and Regulations promulgated thereunder shall have been mailed to all holders of Voting Shares for the purpose of soliciting shareholders' approval of such Business Combination. Such proxy statement shall contain at the front thereof in a prominent place, any recommendations as to the advisability (or inadvisability) of the Business Combination which the Continuing Directors, or any of them, may have furnished in writing and, if deemed advisable by a majority of the Continuing Directors, an opinion of a reputable investment banking firm as to the fairness (or lack of fairness) of the terms of such Business Combination, from a financial point of view, to the holders of Voting Shares other than any 25% Shareholder (such investment banking firm to be selected by a majority of the Continuing Directors, to be furnished with all information it reasonably requests and to be paid a reasonable fee for its services upon receipt by the Corporation of such opinion).

     C. For the purposes of this Article VIII:

          1. The term "Business Combination" shall mean any transaction which is referred to in any one or more of clauses (i) through (v) of paragraph A of this Article VIII;

          2. The term "Other Entity" shall include (a) any 25%  Shareholder  and
     (b) any other person (whether or not itself a 25% Shareholder) which after any Business Combination, would be an Affiliate (as hereinafter defined) of any 25% Shareholder;

          3.  The  term  "person"  shall  mean  any  individual,   firm,  trust,
     partnership, association, corporation or other entity;

          4. The term "25% Shareholder" shall mean, in respect to any Business Combination, any person (other than the Corporation or any Subsidiary) who or which, as of the record date for the determination of shareholders entitled to notice of and to vote on such Business Combination, or immediately prior to the consummation of any such transactions,

               (a) is the beneficial owner, directly or indirectly, of not less than 25% of the Voting Shares, or

               (b) is an Affiliate of the Corporation and at any time within five years prior thereto was the beneficial owner, directly or indirectly, of not less than 25% of the then outstanding Voting Shares, or

               (c) is an assignee of or has otherwise succeeded to any shares of capital stock of the Corporation which were at any time within five years prior thereto beneficially owned by any 25% Shareholder, and such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933;

          5.   A person shall be the beneficial owner of any Voting Shares

               (a) which such person or any of its Affiliates and Associates (as hereinafter defined) beneficially own, directly or indirectly, or

               (b) which such person or any of its  Affiliates or Associates has
          (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding, or

               (c) which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation;

          6. The outstanding Voting Shares shall include shares deemed owned through application of subparagraph 5 of this paragraph C above but shall not include any other Voting Shares which may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants or options, or otherwise;

          7. The term "Continuing Director" shall mean (a) a person who was a member of the Board of Directors elected by the Public Holders prior to the date as of which any 25% Shareholder acquired in excess of 10% of the then outstanding Voting Shares or (b) a person designated (before his or her initial election as a director) as a Continuing Director by a majority of the then Continuing Directors;

          8. The term "other consideration to be received" shall include, without limitation, Voting Shares retained by Public Holders in the event of a Business Combination in which the Corporation is the surviving corporation;

          9. The terms "Affiliate" and "Associate" shall have the respective meanings given those terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on June 30, 1995;

          10. The term "Subsidiary" shall mean any corporation or other entity of which a majority of the outstanding voting securities or other equity interests having the power, under ordinary circumstances, to elect a majority of the directors or otherwise to direct the management and policies, of such corporation or other entity, is owned, directly or indirectly, by the Corporation;

          11. The term "Interested Securityholder" shall mean, with respect to any transaction which is referred to in Clause (vi) of paragraph A of this
     Article VIII, any person

     (other than the Corporation or any Subsidiary) who or which, as of the record date for the determination of shareholders entitled to notice of and to vote on such transaction, or immediately prior to the consummation of any such transaction,

               (a) is the beneficial owner, directly or indirectly, of not less than five percent of the Voting Shares, or

               (b) is an Affiliate of the Corporation and at any time within two years prior thereto was the beneficial owner, directly or indirectly, of not less than five percent of the then outstanding Voting Shares, or

               (c) is an assignee of or has otherwise succeeded to any shares of the class of securities to be acquired which were at any time within two years prior thereto beneficially owned by an Interested Securityholder, and such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933; and

          12. The term "Fair Market Value" shall mean (i) in the case of capital stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such capital stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such capital stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such capital stock is not listed on such exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such capital stock is listed, or, if such capital stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such capital stock during the 30- day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available the fair market value on the date in question of a share of such capital stock as determined by a majority of the Continuing Directors in good faith; and (ii) in the case of property other than cash or capital stock, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors; provided that any such determination by the Continuing Directors shall only be effective if made at a meeting at which a majority of Continuing Directors is present.

     D. A majority of the Continuing Directors shall have the power and duty to determine for purposes of this Article VIII, on the basis of information known to them, (i) the number of Voting Shares beneficially owned by any person, (ii) whether a person is an Affiliate or Associate of another, (iii) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in subparagraph 4 of paragraph C, (iv) whether the assets subject to any Business Combination have an aggregate Fair Market Value of $25,000,000 or more, and (v) such other matters with respect to which a determination is required under this Article VIII.

     E. Nothing contained in this Article VIII shall be construed to relieve any 25% Shareholder from any fiduciary obligation imposed by law.


                                   ARTICLE IX

     Any  amendment,  alteration,  change or repeal  of  Article  VA, VB and VC,
Article VIII or this Article IX of these Articles of Incorporation shall require the affirmative vote of the holders of shares of capital stock of the
Corporation having at least 75% of the votes of all outstanding Voting Shares (as defined in Article VIII), excluding from such affirmative vote shares beneficially owned by any 25% Shareholder or by any Interested Securityholder in the case of an amendment of the provisions of paragraph A of Article VIII that exclude from an affirmative vote required pursuant to such paragraph A shares beneficially owned by 25% Shareholders or shares beneficially owned by Interested Security holders, as the case may be.


                                    ARTICLE X

     The Board of Directors may make Bylaws and from time to time may alter, amend or repeal any Bylaws; but any Bylaws made by the Board of Directors may be altered or repealed by the shareholders entitled to vote generally at any annual meeting or at any special meeting provided notice of such proposed alteration or repeal be included in the notice of meeting.


                                   ARTICLE XI

     A. A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability:

          (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders; or

          (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or

          (iii) for any transaction from which the director derives an improper personal benefit; or

          (iv) under Section 490.833, or a successor provision, of the Iowa Business Corporation Act.

     B. If, after the date these Articles of Incorporation are filed with the Secretary of State of the State of Iowa, the Iowa Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be deemed eliminated or limited to the fullest extent permitted by the Iowa Business Corporation Act, as so amended. Any repeal or modification of Section A or Section B of this Article XI, by the shareholders of the Corporation shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.


                                   ARTICLE XII

     A. Each person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative, investigative, or arbitration and whether formal or informal ("proceeding"), by reasons of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity while serving as a director, officer or employee or in any other capacity while serving as a director, officer or employee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Iowa Business Corporation Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the Iowa Business Corporation Act permitted the Corporation to provide prior to such amendment), against all reasonable expenses, liability and loss (including, without limitation, attorneys' fees, all costs, judgments, fines, Employee Retirement Income Security Act excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director, officer or employee in his or her capacity as a director, officer or employee (and not in any other capacity in which service was or is rendered by such person while a director, officer or employee including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the Corporation of (i) a written undertaking, by or on behalf of such director, officer or employee, to repay all amounts so advanced if it should be determined ultimately that such director, officer or employee is not entitled to be indemnified under this Article XII or otherwise, or (ii) a written affirmation by or on behalf of such director, officer or employee that, in such person's good faith belief, such person has met the standards of conduct set forth in the Iowa Business Corporation Act.

     B. If a claim under Section A is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to also be paid the expenses of prosecuting such claim. It shall be a defense to any such action that the claimant has not met the standards of conduct which make it permissible under the Iowa Business Corporation Act for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. The failure of the Corporation (including its Board of Directors, independent legal counsel or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Iowa Business Corporation Act, shall not be a defense to the action or create a presumption that the claimant had not met the applicable standard of conduct.

     C. Indemnification provided hereunder shall, in the case of the death of the person entitled to indemnification, inure to the benefit of such person's heirs, executors or other lawful representatives. The invalidity or unenforceability of any provision of this Article XII shall not affect the validity or enforceability of any other provision of this Article XII.

     D. Any action taken or omitted to be taken by (i) any director, officer or employee in good faith and in compliance with or pursuant to any order, determination, approval or permission made or given by a commission, board, official or other agency of the United States or of any state or other governmental authority with respect to the property or affairs of the Corporation or any such business corporation, not-for-profit corporation, joint venture, trade association or other entity over which such commission, board, official or agency has jurisdiction or authority or purports to have jurisdiction or authority or (ii) by any director of the Corporation pursuant to Section D of Article VIII shall be presumed to be in compliance with the standard of conduct set forth in Section 490.851 (or any successor provision) of the Iowa Business Corporation Act whether or not, in the case of clause (i), it may thereafter be determined that such order, determination, approval or permission was unauthorized, erroneous, unlawful or otherwise improper.

     E. Unless finally determined, the termination of any litigation, whether by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the action taken or omitted to be taken by the person seeking indemnification did not comply with the standard of conduct set forth in Section 490.851 (or any successor provision) of the Iowa Business Corporation Act.

     F. The rights conferred on any person by this Article XII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of shareholders or disinterested directors or otherwise.

     G. The Corporation may maintain insurance, at its expense, to protect itself and any such director, officer or employee of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Iowa Business Corporation Act.

     The duly adopted Restated Articles of Incorporation supersede the original Articles of Incorporation and all amendments thereto.

     The Restated Articles of Incorporation amend the Articles of Incorporation requiring shareholder approval. The Restated Articles of Incorporation were approved by the shareholders. The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the Restated Articles of Incorporation, and the number of votes of each voting group indisputably represented are as follows:

                                      Votes Entitled
     Designation       Shares           To Be Cast On        Votes Represented
      Of Group       Outstanding      Restated Articles          at Meeting
     -----------     -----------      -----------------       -----------------
     Common Stock       1,000              1,000                  1,000

     The total number of undisputed votes cast for and against the Restated Articles of Incorporation by each voting group entitled to vote separately on the Restated Articles of Incorporation are as follows:

     Voting Group                 Votes For                   Votes Against
     ------------                 ---------                   -------------
     Common Stock                   1,000                          0

     The number of votes cast for the Restated Articles of Incorporation by each voting group was sufficient for approval by that voting group.

     These Restated Articles of Incorporation are to be effective when filed by the Secretary of State.

                                         MIDAMERICAN ENERGY COMPANY



                                         /s/ PAUL J. LEIGHTON
                                         ----------------------------------
                                         Paul J. Leighton, Vice President and
                                            Secretary


MER-141.rev
06/22/95

                              ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                           MIDAMERICAN ENERGY COMPANY


TO THE SECRETARY OF STATE
OF THE STATE OF IOWA:

     Pursuant to the  provisions  of Section  490.601,  and in  accordance  with
Section  490.602(4),  of the Iowa  Business  Corporation  Act,  the  undersigned corporation hereby adopts the following Articles of Amendment to the corporation's Restated Articles of Incorporation.

     1. The name of the corporation is:

            MidAmerican Energy Company

     2. As of June 30, 1995, the Board of Directors of MidAmerican Energy Company, an Iowa corporation ("Corporation"), duly adopted the following Articles of Amendment to the Restated Articles of Incorporation ("Articles of Incorporation") of the Corporation, determining certain terms of its class of shares designated in Article III of its Articles of Incorporation as Preferred Stock, no par value ("Preferred Stock"), and creating and determining the terms of the ten series of Preferred Stock (collectively, the "Merger Series") to be issued on the date on which the merger ("Merger") of Midwest Resources Inc., an Iowa corporation ("Midwest Resources"), Midwest Power Systems Inc., an Iowa corporation ("Midwest Power"), and Iowa-Illinois Gas and Electric Company, an Illinois corporation ("Iowa-Illinois"), with and into the Corporation becomes effective ("Effective Date of the Merger"), upon the conversion of (i) all shares of each series of Midwest Power Preferred Stock, no par value ("Midwest Power Preferred Stock"), into shares of a particular series of Preferred Stock, and (ii) all shares of each series of Iowa-Illinois Preference Shares, without par value ("Iowa-Illinois Preference Stock"), into shares of a particular series of Preferred Stock, including the certain preferences, limitations and relative rights of holders of shares of Preferred Stock, and the designation, preferences, limitations and relative rights of each Merger Series.

     3. The text of the Amendment determining the terms of the Preferred Stock and the terms of each Merger Series, is as follows:

          A. Designations. Each Merger Series is given one of the following distinguishing designations:

                    $1.7375  Series
                    $3.30 Series
                    $3.75 Series
                    $3.90 Series
                    $4.20 Series
                    $4.35 Series
                    $4.40 Series
                    $4.80 Series
                    $5.25 Series
                    $7.80 Series

          B. Number of Shares. Each Merger Series shall consist of the following number of shares of Preferred Stock:

                        Series              Number of Shares
                    --------------          ----------------
                    $1.7375 Series             2,400,000
                    $3.30 Series                  49,622
                    $3.75 Series                  38,320
                    $3.90 Series                  32,630
                    $4.20 Series                  47,369
                    $4.35 Series                  49,950
                    $4.40 Series                  50,000
                    $4.80 Series                  49,898
                    $5.25 Series                 100,000
                    $7.80 Series                 400,000

          C. Distributions ("Dividends").

               (1) The holders of the shares of each Merger Series in preference to the holders of Common Stock and the holders of any other shares of the Corporation which rank junior to the Preferred Stock, shall be entitled to receive, but only when and as declared by the Board of Directors, out of any assets legally available therefor, Dividends in lawful money of the United States of America, in the amount per annum set forth in the designation of such Merger Series in these Articles of Amendment creating such Merger Series, and no more.

               (2) Dividends on the Merger Series shares shall be payable quarterly on the first day of each of the months of March, June, September and December ("Dividend Payment Date") with respect to the quarterly Dividend period ending on the date preceding each such Dividend Payment Date, to shareholders of record as of a date to be fixed by the Board of Directors, not exceeding thirty (30) days and not less than ten (10) days preceding such Dividend Payment Dates; provided, however, that the first Dividend payable on the $5.25 Series and the $7.80 Series shall be paid as follows:

                    (a) if a regular  Dividend  Payment  Date for the  shares of
               Iowa-Illinois Preference Stock which were converted into shares of such Merger Series in the merger of Midwest Resources, Midwest Power and Iowa-Illinois with and into the Corporation ("Iowa-Illinois Payment Date"), occurs after the Effective Date of the Merger but before the first Dividend Payment Date after the Effective Date of the Merger ("First Dividend Payment Date"), then

                         (i) a  Dividend  shall  be paid on the  shares  of such
                    Merger Series on the Iowa-Illinois Payment Date in the regular quarterly amount, and

                         (ii) a  Dividend  shall be paid on the  shares  of such
                    Merger Series on the First Dividend Payment Date, but only in the amount obtained by multiplying the regular quarterly amount of such Dividend by a fraction (A) the numerator of which is the number of days in the period commencing on the Iowa-Illinois Payment Date and ending on and including the day prior to the First Dividend Payment Date, and (B) the denominator of which is the number of days in the period commencing on the Dividend Payment Date preceding the Effective Date of the Merger and ending on and including the day prior to the First Dividend Payment Date; or

                    (b) if the First  Dividend  Payment  Date  occurs  before an
               Iowa-Illinois Payment Date, a Dividend shall be paid on the shares of such Merger Series on the First Dividend Payment Date, but only in the amount obtained by multiplying the regular quarterly amount of such Dividend by a fraction (i) the numerator of which is the number of days in the period commencing on the Iowa-Illinois Payment Date preceding the Effective Date of the Merger and ending on and including the day prior to the First Dividend Payment Date, and (ii) the denominator of which is the number of days in the period commencing on the Dividend Payment Date preceding the Effective Date of the Merger and ending on and including the day prior to the First Dividend Payment Date.

               (3) Except as provided in Section C (2), Dividends on each Merger Series share shall be cumulative from the Dividend Payment Date preceding the Effective Date of the Merger. Accumulations of Dividends shall not bear interest.

               (4) Except as provided in Section C (2), no Dividend shall be paid upon, or declared and set apart for, any Merger Series share for any quarterly period or portion thereof unless (i) at the same time a like proportionate Dividend for the same quarterly period or portion thereof shall be paid upon, or declared and set aside, for all Merger Series shares and all other shares of Preferred Stock on which Dividends are payable on a Dividend Payment Date and (ii) no Dividends on any other shares of Preferred Stock are accrued and unpaid.

               (5) So long as any Merger Series shares are outstanding, the Corporation shall not (i) pay or declare or set aside any Dividend or other distribution on any shares of Common Stock or on any other junior shares of the Corporation which rank below the Preferred Stock with respect to any assets, Dividends or other distributions or upon Liquidation or (ii) purchase, redeem or otherwise acquire for value any shares of Common Stock or such junior shares, in each case unless and until full Dividends have been declared and paid upon or set apart for payment on all shares of Preferred Stock, with respect to all Dividend periods and the Dividend period which includes the date of such Dividend or distribution on Common Stock or such junior shares; provided, however, that the foregoing terms of this Section C (5) shall not apply to the declaration and payment of Dividends or other distributions on any shares of Common Stock or such junior shares if payable solely in shares of Common Stock or such junior shares, nor to the acquisition of shares of Common Stock or such junior shares in exchange for, or through the application of the proceeds of the sale of, any shares of Common Stock or such junior shares.

          D. Redemption.

               (1) Subject to the limitations set forth in Section F, the outstanding shares of each Merger Series may be redeemed by the Corporation, at its option, by action of its Board of Directors, as a whole at any time or in part from time to time, by paying in cash on a redemption date specified by the Board of Directors, the following redemption prices, in each case plus an amount equal to accrued and unpaid Dividends thereon to such redemption date:

                    $1.7375 Series:
                             $26.3900 per share on December 1, 1994
                                      through November 30, 1995
                             $26.0425 per share on December 1, 1995
                                      through November 30, 1996
                             $25.6950 per share on December 1, 1996
                                      through November 30, 1997
                             $25.3475 per share on December 1, 1997
                                      through November 30, 1998
                             $25.000  per share on or after December 1,
                                      1998
                    $3.30 Series:
                           $101.50 per share
                    $3.75 Series:
                           $102.75 per share
                    $3.90 Series:
                           $105.00 per share
                    $4.20 Series:
                           $103.439 per share
                    $4.35 Series:
                           $102.00 per share
                    $4.40 Series:
                           $101.50 per share
                    $4.80 Series:
                           $102.70 per share
                    $5.25 Series:
                           $101.97 per share on November 1, 1998
                                   through October 31, 1999
                           $101.31 per share on November 1, 1999
                                   through October 31, 2000
                           $100.66 per share on November 1, 2000
                                   through October 31, 2001
                           $100.00 per share on or after November 1,
                                   2001
                    $7.80 Series:
                           $107.80 per share on May 1, 1996 through
                                   April 30, 2001
                           $103.90 per share on May 1, 2001 through
                                   April 30, 2002
                           $101.95 per share on or after May 1, 2002

          provided, however, that (i) prior to December 1, 1998, no shares of the $1.7375 Series may be redeemed through a refunding, directly or indirectly, by or in anticipation of the incurring of any debt which has an interest cost, or the issuance of stock ranking equally with or prior to the $1.7375 Series as to Dividends or assets which has a Dividend cost to the Corporation (computed in accordance with generally accepted financial practice), of less that 7.15% per annum,
          (ii) prior
          to November 1, 1998, no shares of the $5.25 Series may be redeemed at the option of the Corporation, and (iii) prior to May 1, 1996, no shares of the $7.80 Series may be redeemed at the option of the Corporation.

               (2) Subject to the limitations set forth in Section F, the Corporation shall on November 1, 2003 redeem all shares of the $5.25 Series then outstanding at $100.00 per share, plus accrued and unpaid Dividends thereon through October 31, 2003.

               (3) "Accrued and unpaid Dividends" as used in this Amendment with respect to any Merger Series share means the amount, if any, by which the applicable amount of Dividend per annum from the date after which Dividends on such share become cumulative to the date in question, exceeds the Dividends actually paid or declared and set aside for payment thereon.

               (4) Notice of any proposed redemption of any Merger Series shares shall be given by the Corporation by mailing a copy of such notice not more than sixty (60) nor less than thirty (30) days prior to the date fixed for such redemption to the holders of record of such shares to be redeemed, at their respective addresses then appearing on the books of the Corporation; but no failure to mail such notice or any defect therein, or in the mailing thereof, shall affect the validity of the proceedings for the redemption of any Merger Series shares so to be redeemed.

               (5) In case of redemption of only a part of the shares of any Merger Series at the time outstanding, the shares of such Merger Series to be redeemed shall be selected by lot in such manner as the Board of Directors may determine.

               (6) On the redemption date specified in the notice of such redemption the Corporation shall, and at any time within sixty (60) days prior to such redemption date may, deposit in trust, for the account of the holders of the Merger Series shares to be redeemed, funds necessary for such redemption with a bank or trust company in good standing, organized under the laws of the United State of America or of the State of Iowa, doing business in the City of Des Moines, Iowa, having combined capital, surplus and undivided profits of at least $2,500,000 and designated in such notice of redemption.

               (7) Notice having been given and funds necessary for such redemption having been deposited, all as provided in this Section D, all Merger Series shares with respect to the redemption of which such notice shall be given and deposit made, shall thenceforth, whether or not the date fixed for such redemption shall have yet occurred, or the certificates for such shares shall have been surrendered for cancellation, be deemed no longer to be outstanding for any purpose, and all rights with respect to such shares shall thereupon cease and terminate except only the right of the holders of the certificates for such shares to receive, out of the funds so deposited in trust, upon or after the redemption date (unless an earlier date is fixed by the Board of Directors), the redemption funds, without interest, to which they are entitled upon endorsement, if required, and surrender of their certificates for such shares.

               (8) At the expiration of six (6) years after the redemption date such trust shall terminate and any such moneys then remaining on deposit with such bank or trust company which are unclaimed by the holders of the certificates for the Merger Series shares which have been so redeemed, plus interest thereon, if any, shall be paid by such bank or trust company to the Corporation, free of trust, and thereafter the holders of the certificates for such shares shall have no claim against such bank or trust company but only claims as unsecured creditors against the Corporation for the amount payable upon the redemption thereof, without interest.

               (9) Any interest on or other accretions to funds deposited with such bank or trust company pursuant to this Section D shall belong to the Corporation.

          E. Sinking Fund. Subject to the limitations set forth in Section F, while any shares of the $7.80 Series shall remain outstanding, the Corporation shall on or before May 1, 2001, and on or before May 1 of each year thereafter to and including May 1, 2005 (each such May 1 being hereinafter in this Section E called a "Sinking Fund Redemption Date"), set aside, separate and apart from its other funds, an amount equal to $6,660,000 (or such lesser amount as may be sufficient to redeem all of the shares of the $7.80 Series then outstanding) as a mandatory sinking fund payment for the exclusive benefit of shares of the $7.80 Series, plus such further amount as shall equal the accrued and unpaid Dividends on the shares of the $7.80 Series to be redeemed out of such payment (as hereinafter in this Section E provided) through the day preceding the applicable Sinking Fund Redemption Date. The obligation of the Corporation to make such payments shall be cumulative, so that if for any reason the full amount thereof shall not be set aside for any year, the amount of the deficiency from time to time shall be added to the amount due from the Corporation on subsequent Sinking Fund Redemption Dates until the deficiency shall have been fully satisfied. The Corporation shall be entitled to credit against any such mandatory sinking fund payment shares of the $7.80 Series redeemed, purchased or otherwise acquired by the Corporation, except through application of any sinking fund payment (whether mandatory or optional), and not theretofore so credited, at the sinking fund redemption price hereinafter specified in this Section E.

In addition to the mandatory sinking fund payments required by the immediately preceding paragraph, the Corporation may at its option, in respect of any Sinking Fund Redemption Date, set aside, separate and apart from its other funds, an amount not in excess of $6,660,000 as an optional sinking fund payment for the exclusive benefit of shares of the $7.80 Series, plus such further amount as shall equal the accrued and unpaid Dividends on the shares of the $7.80 Series to be redeemed out of such payment (as hereinafter in this Section E provided) through the day preceding the applicable Sinking Fund Redemption Date. The privilege of making such payments shall not be cumulative, and no such payment shall relieve the Corporation to any extent from its obligation to make any subsequent mandatory sinking fund payment.

Any amounts set aside by the Corporation pursuant to this Section E shall be applied on the date of such setting aside if a Sinking Fund Redemption Date or otherwise on the first Sinking Fund Redemption Date occurring thereafter to the redemption of shares of the $7.80 Series at $100.00 per share, plus accrued and unpaid Dividends through the day preceding the applicable Sinking Fund Redemption Date, in the manner and upon the notice provided in Section D. If any Sinking Fund Redemption Date shall be a Saturday, Sunday or other day on which banking institutions in Chicago, Illinois or New York, New York are authorized or obligated to remain closed, such term shall be construed to refer to the next preceding business day. Subject to the limitations stated in Section F, the Corporation shall on May 1, 2006 redeem any shares of the $7.80 Series then outstanding at $100.00 per share, plus accrued and unpaid Dividends through April 30, 2006.

          F. Repurchase.

               (1) The Corporation may from time to time purchase or otherwise acquire Merger Series shares at a price not exceeding the amount at the time payable in the event of redemption thereof otherwise than through the operation of the applicable sinking fund, if any.

               (2) If and so long as the Corporation shall be in default in the payment of any quarterly Dividend on any Merger Series shares, or shall be in default in the payment of funds into or the setting aside of funds for any sinking fund created for any Merger Series shares, the Corporation shall not (other than by the use of unapplied funds, if any, paid into or set aside for a sinking fund or funds prior to such default):

                    (a) redeem any Merger Series shares, unless all Merger Series shares are redeemed, or

                    (b) purchase or otherwise acquire for a valuable consideration any Merger Series shares, except pursuant to offers of sale made by the holders of Merger Series shares in response to an invitation for tenders given by mail by the Corporation simultaneously to the holders of record of all Merger Series shares then outstanding, at their respective addresses then appearing on the books of the Corporation.

          G. Preference on Liquidation.

               (1) Before any distribution of any assets of the Corporation shall be made to the holders of any Common Stock or any other junior shares of the Corporation which rank below the Preferred Stock with respect to any assets, Dividends or other distributions:

                    (a) in the event of any liquidation,  dissolution or winding up ("Liquidation") of the Corporation which is voluntary:

                         (i) the  holders of the shares of the  $1.7375  Series,
                    $3.30, Series, $3.75  Series,  $4.35  Series, $4.40 Series,
                    $4.80 Series, $5.25 Series and $7.80 Series shall be entitled to receive an amount per share equal to the amount which would then be payable upon such share in the event of redemption thereof in accordance with Section D(1), except that prior to November 1, 1998, the holders of the shares of the $5.25 Series shall be entitled to receive $105.25 per share and prior to May 1, 2001, the holders of the shares of the $7.80 Series shall be entitled to receive $107.80 per share, and no more; and

                         (ii) the holders of the shares of the $3.90  Series and
                    $4.20 Series shall be entitled to receive the amount of one hundred dollars ($100) per share plus accrued and unpaid Dividends to the date of payment of such amount, and no more.


                    (b) in the event of any Liquidation of the Corporation which is involuntary:

                         (i) the  holders  of the  shares of the  $3.30  Series,
                    $3.75 Series, $3.90 Series, $4.20 Series, $4.35 Series, $4.40 Series, $4.80 Series, $5.25 Series and $7.80 Series shall be entitled to receive the amount of one hundred dollars ($100) per share plus accrued and unpaid Dividends to the date of payment of such amount, and no more; and

                         (ii) the  holders of the shares of the  $1.7375  Series
                    shall be entitled to receive the amount of twenty-five dollars ($25.00) per share plus accrued and unpaid Dividends to the date of payment of such amount, and no more.

               (2) If upon any Liquidation the assets distributable among the holders of the shares of Preferred Stock shall be insufficient to permit the payment of the full preferential amounts to which they shall be entitled, then the entire assets of the Corporation to be distributed shall be distributed among the holders of the shares of Preferred Stock then outstanding ratably in proportion to the amounts to which such holders are respectively entitled.

               (3) If upon any Liquidation the holders of the shares of Preferred Stock shall receive the full preferential amounts to which they shall be entitled, the remaining assets and funds of the Corporation shall be distributed among the holders of the shares of Common Stock and of any other junior shares of the Corporation which rank below the Preferred Stock with respect to any assets, or Dividends or other distributions, according to their respective rights and preferences and according to their respective shares.

               (4) Neither a consolidation nor a merger of the Corporation, nor a sale or transfer of substantially all its assets as an entirety, nor a redemption or a purchase or other acquisition by the Corporation of less than all of its shares of any class at the time outstanding, shall be regarded as a Liquidation within the meaning of this Section G.

          H. Voting Rights.

               (1) Except to the extent required by law or as permitted by this Section H, the holders of Merger Series shares shall have no voting rights.

               (2) If at any time Dividends on any Preferred Stock shall be accrued and unpaid in an amount equivalent to six or more full quarterly Dividends, the holders of all shares of Preferred Stock, voting together as a single class for such purpose, shall be entitled until, but only until, all Dividends accrued and unpaid on all shares of Preferred Stock shall have been paid (or deposited in trust for payment on or before the next succeeding Dividend Payment Date with respect to Merger Series shares, and on or before the next succeeding date or dates upon which Dividends are payable on other series of Preferred Stock), to elect two (2) Directors of the Corporation.

               (3) While the holders of the shares of Preferred Stock remain entitled to elect two (2) Directors of the Corporation, the payment of Dividends on Preferred Stock, including accrued an unpaid Dividends, shall not be unreasonably withheld if the financial condition of the Corporation permits payment thereof.

               (4) The right of the holders of the shares of Preferred Stock under this Section H to elect two (2) Directors of the Corporation may be exercised at any annual meeting of shareholders or, within the limitations of this Section H, at a special meeting of shareholders held for such purpose; whenever such right shall have become vested, upon request signed by any holder of record of shares of Preferred Stock and delivered to the Corporation at its principal office not less than ninety (90) days prior to the date for the annual meeting next following the date of such vesting, the President of the Corporation shall call a special meeting of shareholders, to be held within sixty (60) days after the receipt of such request, for the purpose of electing a new Board of Directors, of which two (2) shall, subject to the provisions of this Section H, be elected by a vote of the holders of the Preferred Stock to serve until the next annual meeting or until their successors shall be elected and shall qualify.

               (5) No such special meeting shall be required to be held within 120 days after such a prior special meeting, and the term of office of each Director of the Corporation shall terminate at the time of any such special meeting or adjournment thereof, notwithstanding that the term for which such Director had been elected shall not then have expired, and provided that the successor of such Director is duly elected and qualified.



               (6) In the event that at any special meeting at which the holders of the shares of Preferred Stock shall be entitled to elect two (2) Directors of the Corporation, a quorum of the holders of the shares of Preferred Stock shall not be present in person or by proxy, the holders of Common Stock, if a quorum thereof be present in person or by proxy, shall temporarily elect the Directors of the Corporation, which holders of the shares of Preferred Stock were entitled but failed to elect, such Directors to be designated as having been so elected and their respective terms of office to expire at such times thereafter as their successors shall be elected by holders of the shares of Preferred Stock as provided in this Section H.

               (7) Whenever the holders of the shares of Preferred Stock shall be entitled to elect two (2) Directors, any holder of record of a share of Preferred Stock shall have the right, during regular business hours, in person or by a duly authorized representative, to examine the Corporation stock records of the Preferred Stock for the purpose of communicating with other holders of Preferred Stock with respect to the exercise of such right of election, and to make a list of such holders.

               (8) Whenever, under the terms of this Section H, the holders of the shares of Preferred Stock shall be divested of the right to elect two (2) Directors, upon request signed by any holder of record of Common Stock and delivered to the Corporation at its principal office not less than ninety (90) days prior to the date for the annual meeting next following the date of such divesting, the President of the Corporation shall call a special meeting of the holders of Common Stock to be held within sixty (60) days after the receipt of such request for the purpose of electing a new Board of Directors to serve until the next annual meeting or until their respective successors shall be elected and shall qualify.

               (9) The term of office of each Director of the Corporation shall terminate at the time of any such special meeting or adjournment thereof at which a quorum of holders of Common Stock shall be present in person or by proxy, notwithstanding that the term for which such Director had been elected shall not then have expired, and provided that the successor to such Director is duly elected and qualified.

               (10) If, during any interval between annual meetings of shareholders for the election of Directors and while the holders of the shares of Preferred Stock shall be entitled to elect two (2) Directors, a Director in office who has been elected by the holders of the shares of Preferred Stock, shall, by reason of resignation, death or removal, cease to be a Director, (a) the vacancy or vacancies shall be filled by vote of the remaining Director then in office who was elected by the holders of the shares of Preferred Stock or who succeeded to a Director so elected, and (b) if any vacancy which occurred more than six months prior to the date of the next ensuing annual meeting is not so filled within forty (40) days after the occurrence thereof, the President of the Corporation shall call a special meeting of the holders of the shares of Preferred Stock and such vacancy shall be filled at such special meeting.

               (11) A Director elected by holders of the shares of Preferred Stock may be removed from office only by vote of the holders of a majority of the votes of the outstanding shares of Preferred Stock.

               (12) At any annual or special meeting of the shareholders held for any purpose, including the purpose of electing Directors when the holders of the shares of Preferred Stock shall be entitled to elect two (2) Directors, the presence in person or by proxy of holders of a majority of the votes of the outstanding shares of Preferred Stock shall be required to constitute a quorum of the holders of the shares of Preferred Stock.

               (13) At any meeting of shareholders at which the holders of the shares of Preferred Stock are required to vote by law or are permitted to vote by any articles of amendment to the Articles of Incorporation, each holder of Merger Series shares shall have one vote for each such Merger Series share except the holders of $1.7375 Series shares, which shall have 1/4 vote for each such $1.7375 Series share, and each holder of shares of each other series of Preferred Stock shall have the number or fraction of votes set forth for each such share in the articles of amendment to the Articles of Incorporation in which the terms of such series are determined, in each case standing in the name of such holder on the books of the Corporation on the record date fixed for such purpose, or, if no record date is fixed, on the date on which such vote is taken.

               (14) The holders of shares of Preferred Stock shall not be entitled to receive notice of any meeting at which they are not entitled to vote.

          I. No Preemptive Rights. No holder of Merger Series shares as such shall have any preemptive or preferential right to purchase or subscribe for any shares of stock or rights or options to purchase stock or any other securities of the Corporation of any kind whatsoever whether now or hereafter authorized.

     The Articles of Amendment to the Restated Articles of Incorporation were adopted by the Board of Directors without action by the shareholders. These Articles of Amendment to the Restated Articles of Incorporation are to be effective when filed by the Secretary of State.

                                          MIDAMERICAN ENERGY COMPANY



                                          /s/ P. J. LEIGHTON
                                          ----------------------------------
                                          P. J. Leighton, Vice President and
                                             Secretary



   MER-142
   06/22/95

                              ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                           MIDAMERICAN ENERGY COMPANY

   TO THE SECRETARY OF STATE
   OF THE STATE OF IOWA:

     Pursuant to the  provisions  of Section  490.601,  and in  accordance  with
Section  490.602(4),  of the Iowa  Business  Corporation  Act,  the  undersigned corporation hereby adopts the following Articles of Amendment to the corporation's Restated Articles of Incorporation.

     1. The name of the corporation is:

                           MidAmerican Energy Company

     2. As of December 13, 1995, the Board of Directors of MidAmerican Energy Company, an Iowa corporation ("Corporation"), duly adopted the following
Articles of Amendment to the Restated Articles of Incorporation of the Corporation, cancelling the following Preferred Stock:

              Series                         Number of Shares Cancelled
              ------                         --------------------------
           $3.30 Series                                 7

     3. The total number of authorized Preferred Stock for the following Series, is remaining after the cancellation:

              Series                         Number of Shares Remaining
              ------                         --------------------------
           $3.30 Series                            49,615

     The Articles of Amendment to the Restated Articles of Incorporation were adopted by the Board of Directors without action by the shareholders. These Articles of Amendment to the Restated Articles of Incorporation are to be effective when filed by the Secretary of State.

                                        MIDAMERICAN ENERGY COMPANY


                                        /s/ P. J. LEIGHTON
                                        ----------------------------------
                                        P. J. Leighton, Vice President and
                                           Secretary
   MER-145
   12/21/1995

                             ARTICLES OF CORRECTION
                                       OF
                           MIDAMERICAN ENERGY COMPANY

   TO THE SECRETARY OF STATE
   OF THE STATE OF IOWA:

     Pursuant to section 124 of the Iowa Business Corporation Act, the undersigned corporation adopts the following articles of correction.

     1. The name of the corporation is MidAmerican Energy Company.

     2. The document to be corrected is the Articles of Amendment to the Restated Articles of Incorporation of MidAmerican Energy Company.

     3. The document to be corrected was filed by the secretary of state on December 28, 1995.

     4. The incorrect statements in the document to be corrected are as follows:

                    Series                   Number of Shares Cancelled
                    ------                   --------------------------
                 $3.30 Series                           7

                    Series                   Number of Shares Remaining
                    ------                   --------------------------
                 $3.30 Series                      49,615



     5. The reason that the document is incorrect is due to the fact that the 7 should have been 99 and the 49,615 should have been 49,523.

     6. The corrected statement is as follows:

                    Series                   Number of Shares Cancelled
                    ------                   --------------------------
                 $3.30 Series                          99

                    Series                   Number of Shares Remaining
                    ------                   --------------------------
                 $3.30 Series                      49,523


                                        MIDAMERICAN ENERGY COMPANY



                                        /s/ P. J. LEIGHTON
                                        ----------------------------------
                                        P. J. Leighton, Vice President and
                                           Corporate Secretary

   MER-145a
   01/18/1996

                              ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                           MIDAMERICAN ENERGY COMPANY

   TO THE SECRETARY OF STATE
   OF THE STATE OF IOWA:

     Pursuant to the  provisions  of Section  490.601,  and in  accordance  with
Section  490.602(4),  of the Iowa  Business  Corporation  Act,  the  undersigned corporation hereby adopts the following Articles of Amendment to the corporation's Restated Articles of Incorporation.

     1. The name of the corporation is:

                    MidAmerican Energy Company

     2. As of April 23, 1996, the Board of Directors of MidAmerican Energy Company, an Iowa corporation ("Corporation"), duly adopted the following
Articles of Amendment to the Restated Articles of Incorporation of the Corporation, cancelling the following Preferred Stock:

               Series                             Number of Shares Cancelled
               ------                             --------------------------
          $1.7375 Series                               350,000

     3. The total number of authorized Preferred Stock for the following Series, is remaining after the cancellation:

               Series                              Number of Shares Remaining
               ------                              --------------------------

          $1.7375 Series                                2,050,000

     The Articles of Amendment to the Restated Articles of Incorporation were adopted by the Board of Directors without action by the shareholders. These Articles of Amendment to the Restated Articles of Incorporation are to be effective when filed by the Secretary of State.

                                        MIDAMERICAN ENERGY COMPANY


                                        /s/ P. J. LEIGHTON
                                        ----------------------------------
                                        P. J. Leighton, Vice President and
                                           Secretary
   MER-146.wpd
   04/23/1996

                              ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                           MIDAMERICAN ENERGY COMPANY

   TO THE SECRETARY OF STATE
   OF THE STATE OF IOWA:

     Pursuant to the  provisions  of Section  490.601,  and in  accordance  with
Section  490.602(4),  of the Iowa  Business  Corporation  Act,  the  undersigned corporation hereby adopts the following Articles of Amendment to the corporation's Restated Articles of Incorporation.

     1. The name of the corporation is:

                           MidAmerican Energy Company

     2. As of July 24, 1996, the Board of Directors of MidAmerican Energy Company, an Iowa corporation ("Corporation"), duly adopted the following
Articles of Amendment to the Restated Articles of Incorporation of the Corporation, canceling the following Preferred Stock:

               Series                     Number of Shares Canceled
               ------                     -------------------------
          $1.7375 Series                          119,000

     3. The total number of authorized Preferred Stock for the following Series, is remaining after the cancellation:

               Series                     Number of Shares Remaining
               ------                     --------------------------
          $1.7375 Series                        1,931,000

     The Articles of Amendment to the Restated Articles of Incorporation were adopted by the Board of Directors without action by the shareholders. These Articles of Amendment to the Restated Articles of Incorporation are to be effective when filed by the Secretary of State.

                                        MIDAMERICAN ENERGY COMPANY


                                        /s/ P. J. LEIGHTON
                                        ----------------------------------
                                        P. J. Leighton, Vice President and
                                           Secretary
   MER-147.wpd
   07/18/1996

                              ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                           MIDAMERICAN ENERGY COMPANY

   TO THE SECRETARY OF STATE
   OF THE STATE OF IOWA:

     Pursuant to the  provisions  of Section  490.601,  and in  accordance  with
Section  490.602(4),  of the Iowa  Business  Corporation  Act,  the  undersigned corporation hereby adopts the following Articles of Amendment to the corporation's Restated Articles of Incorporation.

     1. The name of the corporation is:

                    MidAmerican Energy Company

     2. As of October 30, 1996,  the Board of Directors  of  MidAmerican  Energy
Company,  an  Iowa  corporation  ("Corporation"),  duly  adopted  the  following
Articles of Amendment to the Restated Articles of Incorporation of the Corporation, canceling the following Preferred Stock:

               Series                      Number of Shares Canceled
               ------                      -------------------------
          $1.7375 Series                          43,000

     3. The total number of authorized Preferred Stock for the following Series, is remaining after the cancellation:

               Series                      Number of Shares Remaining
               ------                      --------------------------
          $1.7375 Series                       1,888,000

     The Articles of Amendment to the Restated Articles of Incorporation were adopted by the Board of Directors without action by the shareholders. These Articles of Amendment to the Restated Articles of Incorporation are to be effective when filed by the Secretary of State.

                                          MIDAMERICAN ENERGY COMPANY


                                          /s/ P. J. LEIGHTON
                                          ----------------------------------
                                          P. J. Leighton, Vice President and
                                             Corporate Secretary
   MER-148.wpd
   10/11/1996

                              ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                           MIDAMERICAN ENERGY COMPANY

   TO THE SECRETARY OF STATE
   OF THE STATE OF IOWA:

     Pursuant to the  provisions  of Section  490.601,  and in  accordance  with
Section  490.602(4),  of the Iowa  Business  Corporation  Act,  the  undersigned corporation hereby adopts the following Articles of Amendment to the corporation's Restated Articles of Incorporation.

     1. The name of the corporation is:

                    MidAmerican Energy Company

     2. On January  22,  1997,  the Board of  Directors  of  MidAmerican  Energy
Company,  an  Iowa  corporation  ("Corporation"),  duly  adopted  the  following
Articles  of  Amendment  to  the  Restated  Articles  of  Incorporation  of  the
Corporation, canceling the following series of Preferred Stock of the Corporation in its entirety:

               Series                         Number of Shares Canceled
               ------                         -------------------------
           $1.7375 Series                           1,888,0000




     3. The total number of authorized Preferred Stock for the following Series, is remaining after the cancellation:

               Series                            Number of Shares Remaining
               ------                            --------------------------
          $1.7375 Series                                     0

     The Articles of Amendment to the Restated Articles of Incorporation were adopted by the Board of Directors without action by the shareholders. These Articles of Amendment to the Restated Articles of Incorporation are to be effective when filed by the Secretary of State.

                                        MIDAMERICAN ENERGY COMPANY


                                        /s/  P. J. LEIGHTON
                                        ----------------------------------
                                        P. J. Leighton, Vice President and
                                           Corporate Secretary
   MER-149.wpd
   01.30.97

                             ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                           MIDAMERICAN ENERGY COMPANY

TO THE SECRETARY OF STATE
OF THE STATE OF IOWA:

     Pursuant to the  provisions  of Section  490.601,  and in  accordance  with
Section  490.602(4),  of the Iowa  Business  Corporation  Act,  the  undersigned corporation hereby adopts the following Articles of Amendment to the corporation's Restated Articles of Incorporation.

     1. The name of the corporation is:

                           MidAmerican Energy Company

     2. Article VA of the Restated Articles of Incorporation, as amended, is hereby amended by deleting the second sentence thereof in its entirety and substituting the following sentence therefor:

          The number of directors of the Corporation shall be fixed by the Bylaws but shall be no less than three (3) and no greater than twenty-two (22), and such number may be increased or decreased from time to time in accordance with the Bylaws, but no decrease shall have the effect of shortening the term of any incumbent director.

     3. The date of adoption of the amendment was April 17, 1997.

     4A. The amendment was approved by the shareholders. The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented is as follows:

                                          Votes Entitled
     Designation          Shares           To Be Cast               Votes
      of Group          Outstanding        On Amendment          Represented
     -----------        -----------       --------------         -----------

     Common Stock       100,751,713         100,751,713          100,751,713

     4B. The total number of undisputed votes cast for and against the amendment by each voting group entitled to vote separately on the amendment are as follows:

     Voting Group               Votes For                   Votes Against
     ------------              -----------                  -------------

     Common Stock              100,751,713                        0

     The number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

     These Articles of Amendment to the Restated Articles of Incorporation, as amended, are to be effective when filed by the Secretary of State.

                                            MIDAMERICAN ENERGY COMPANY


                                             /s/  P. J. Leighton
                                            -----------------------------------
                                            P. J. Leighton, Vice President and
                                              Corporate Secretary

AMD41797

                              ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                           MIDAMERICAN ENERGY COMPANY

TO THE SECRETARY OF STATE
OF THE STATE OF IOWA:

     Pursuant to the  provisions  of Section  490.601,  and in  accordance  with
Section  490.602(4),  of the Iowa  Business  Corporation  Act,  the  undersigned corporation hereby adopts the following Articles of Amendment to the corporation's Restated Articles of Incorporation.

     1.   The name of the corporation is:

                           MidAmerican Energy Company

     2. On May 8, 1997, the Board of Directors of MidAmerican Energy Company, an Iowa corporation ("Corporation"), duly adopted the following Articles of Amendment to the Restated Articles of Incorporation of the Corporation, canceling the following series of Preferred Stock of the Corporation in its entirety:

             Series                          Number of Shares Canceled
          ------------                       -------------------------
          $3.30 Series                                 33
          $4.35 Series                                  5

     3. The total number of authorized Preferred Stock for the following Series, is remaining after the cancellation:

             Series                          Number of Shares Remaining
          ------------                       --------------------------
          $3.30 Series                             49,490
          $4.35 Series                             49,945


     The Articles of Amendment to the Restated Articles of Incorporation were adopted by the Board of Directors without action by the shareholders. These Articles of Amendment to the Restated Articles of Incorporation are to be effective when filed by the Secretary of State.

                                            MIDAMERICAN ENERGY COMPANY

                                             /s/ P. J. Leighton
                                            -----------------------------------
                                            P. J. Leighton, Vice President and
                                              Corporate Secretary
MER-150.wpd
05.08.97

                              ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                           MIDAMERICAN ENERGY COMPANY

TO THE SECRETARY OF STATE
OF THE STATE OF IOWA:

     Pursuant to the  provisions  of Section  490.601,  and in  accordance  with
Section  490.602(4),  of the Iowa  Business  Corporation  Act,  the  undersigned corporation hereby adopts the following Articles of Amendment to the corporation's Restated Articles of Incorporation.

     1. The name of the corporation is:

                           MidAmerican Energy Company

     2. On August 7, 1997, the Board of Directors of MidAmerican Energy Company, an Iowa corporation ("Corporation"), duly adopted the following Articles of Amendment to the Restated Articles of Incorporation of the Corporation, as amended, canceling the following series of Preferred Stock of the Corporation in its entirety:

          Series                              Number of Shares Canceled
       ------------                           -------------------------
       $3.30 Series                                         5

     3. The total number of authorized Preferred Stock for the following Series, is remaining after the cancellation:

        Series                               Number of Shares Remaining
     ------------                            --------------------------
     $3.30 Series                                      49,485


     The Articles of Amendment to the Restated Articles of Incorporation were adopted by the Board of Directors without action by the shareholders. These Articles of Amendment to the Restated Articles of Incorporation are to be effective when filed by the Secretary of State.

                                            MIDAMERICAN ENERGY COMPANY


                                             /s/ P. J. Leighton
                                            -----------------------------------
                                            P. J. Leighton, Vice President and
                                              Corporate Secretary
AMD8797

                             ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                           MIDAMERICAN ENERGY COMPANY

TO THE SECRETARY OF STATE
OF THE STATE OF IOWA:

     Pursuant to the  provisions  of Section  490.601,  and in  accordance  with
Section  490.602(4),  of the Iowa  Business  Corporation  Act,  the  undersigned corporation hereby adopts the following Articles of Amendment to the corporation's Restated Articles of Incorporation.

     1. The name of the corporation is:

                           MidAmerican Energy Company

     2. On October  27,  1997,  the Board of  Directors  of  MidAmerican  Energy
Company,  an  Iowa  corporation  ("Corporation"),  duly  adopted  the  following
Articles of Amendment to the Restated Articles of Incorporation of the Corporation, as amended, canceling the following series of Preferred Stock of the Corporation in its entirety:

             Series                       Number of Shares Canceled
          -----------                     -------------------------
          $3.75 Series                                 10

     3. The total number of authorized Preferred Stock for the following Series, is remaining after the cancellation:

             Series                       Number of Shares Remaining
          ------------                    --------------------------
          $3.75 Series                             38,310



     The Articles of Amendment to the Restated Articles of Incorporation were adopted by the Board of Directors without action by the shareholders. These Articles of Amendment to the Restated Articles of Incorporation are to be effective when filed by the Secretary of State.

                                            MIDAMERICAN ENERGY COMPANY


                                             /s/ P. J. Leighton
                                            -----------------------------------
                                            P. J. Leighton, Vice President and
                                              Corporate Secretary
AMD1097

                             ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                           MIDAMERICAN ENERGY COMPANY

TO THE SECRETARY OF STATE
OF THE STATE OF IOWA:

     Pursuant to the  provisions  of Section  490.601,  and in  accordance  with
Section  490.602(4),  of the Iowa  Business  Corporation  Act,  the  undersigned corporation hereby adopts the following Articles of Amendment to the corporation's Restated Articles of Incorporation.

     1. The name of the corporation is:

                           MidAmerican Energy Company

     2. On November 7, 1997, the Board of Directors of MidAmerican Energy Company, an Iowa corporation ("Corporation"), duly adopted the following
Articles of Amendment to the Restated Articles of Incorporation of the Corporation, as amended, canceling the following series of Preferred Stock of the Corporation in its entirety:

             Series                          Number of Shares Canceled
          ------------                       -------------------------
          $3.30 Series                                  3

     3. The total number of authorized Preferred Stock for the following Series, is remaining after the cancellation:

             Series                          Number of Shares Remaining
          ------------                       --------------------------
          $3.30 Series                               49,482

     The Articles of Amendment to the Restated Articles of Incorporation were adopted by the Board of Directors without action by the shareholders. These Articles of Amendment to the Restated Articles of Incorporation are to be effective when filed by the Secretary of State.

                                            MIDAMERICAN ENERGY COMPANY


                                             /s/  P. J. Leighton
                                            -----------------------------------
                                            P. J. Leighton, Vice President and
                                              Corporate Secretary
AMD1197

                              ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                           MIDAMERICAN ENERGY COMPANY

TO THE SECRETARY OF STATE
OF THE STATE OF IOWA:

     Pursuant to the  provisions  of Section  490.601,  and in  accordance  with
Section  490.602(4),  of the Iowa  Business  Corporation  Act,  the  undersigned corporation hereby adopts the following Articles of Amendment to the corporation's Restated Articles of Incorporation.

     1. The name of the corporation is:

                           MidAmerican Energy Company

     2. On December 22, 1997, the Board of Directors of MidAmerican Energy Company, an Iowa corporation ("Corporation"), duly adopted the following
Articles of Amendment to the Restated Articles of Incorporation of the Corporation, as amended, canceling the following series of Preferred Stock of the Corporation in its entirety:

          Series                                Number of Shares Canceled
          ------                                -------------------------
       $3.30 Series                                          1

     3. The total number of authorized Preferred Stock for the following Series, is remaining after the cancellation:

         Series                                 Number of Shares Remaining
         ------                                 --------------------------

      $3.30 Series                                      49,481


     The Articles of Amendment to the Restated Articles of Incorporation were adopted by the Board of Directors without action by the shareholders. These Articles of Amendment to the Restated Articles of Incorporation are to be effective when filed by the Secretary of State.

                                            MIDAMERICAN ENERGY COMPANY


                                             /s/  P. J. Leighton
                                            -----------------------------------
                                            P. J. Leighton, Vice President and
                                               Corporate Secretary
AMD1297

                              ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                           MIDAMERICAN ENERGY COMPANY

TO THE SECRETARY OF STATE
OF THE STATE OF IOWA:

     Pursuant to the  provisions  of Section  490.601,  and in  accordance  with
Section  490.602(4),  of the Iowa  Business  Corporation  Act,  the  undersigned corporation hereby adopts the following Articles of Amendment to the corporation's Restated Articles of Incorporation.

1.   The name of the corporation is:

                           MidAmerican Energy Company

2. On April 27, 1998, the Board of Directors of MidAmerican Energy Company, an Iowa corporation ("Corporation"), duly adopted the following Articles of Amendment to the Restated Articles of Incorporation of the Corporation, as amended, canceling the following series of Preferred Stock of the Corporation in its entirety:

              Series                         Number of Shares Canceled
              ------                         -------------------------
           $3.30 Series                                 4
           $3.75 Series                                 5
           $4.20 Series                                 7

3. The total number of authorized Preferred Stock for the following Series, is remaining after the cancellation:

              Series                         Number of Shares Remaining
              ------                         --------------------------
           $3.30 Series                               49,467
           $3.75 Series                               38,305
           $4.20 Series                               47,362

     The Articles of Amendment to the Restated Articles of Incorporation were adopted by the Board of Directors without action by the shareholders. These Articles of Amendment to the Restated Articles of Incorporation are to be effective when filed by the Secretary of State.

                                             MIDAMERICAN ENERGY COMPANY

                                             /s/ P. J. Leighton
                                             -----------------------------------
                                             P. J. Leighton, Vice President and
                                                Corporate Secretary
AMD0498